Exhibit 99.1

ELLINGTON FINANCIAL AND GREAT AJAX CORP. ANNOUNCE DEFINITIVE MERGER AGREEMENT

− Transaction Increases Scale and Enhances Access to Securitization Markets –

− Synergistic Expansion Expected to Drive Earnings Accretion and Long-Term Growth −

OLD GREENWICH, Conn. and New York, NY– (BUSINESS WIRE) – July 3, 2023 – Ellington Financial Inc. (NYSE: EFC) (“Ellington Financial”), a real estate investment trust investing in a diverse array of financial assets including residential and commercial mortgage loans, and Great Ajax Corp. (NYSE: AJX) (“Great Ajax”), a real estate investment trust that invests primarily in residential mortgage loans, announced today that they have entered into a definitive merger agreement pursuant to which Ellington Financial will acquire Great Ajax. The transaction is expected to close by year-end 2023.

Pursuant to the merger agreement terms, each share of Great Ajax common stock will be converted into 0.5308 shares1 of Ellington Financial common stock, or approximately 12.5 million shares of Ellington Financial common stock in the aggregate.2 Ellington Financial’s common stock closing price on the New York Stock Exchange (the "NYSE") on June 30, 2023 implies an offer price of $7.33 per share of Great Ajax common stock, representing an approximate 19% premium to the Great Ajax common stock closing price on the NYSE on June 30, 2023. Upon the closing of the transaction, Ellington Financial stockholders are expected to own approximately 84% of the combined company’s stock, while Great Ajax stockholders are expected to own approximately 16% of the combined company’s stock.3 In addition, Ellington Financial will assume Great Ajax’s outstanding senior unsecured notes and convertible senior notes.

The combined company will operate as “Ellington Financial Inc.” and its shares will continue to trade on the NYSE under Ellington Financial’s current ticker symbol, “EFC.” Ellington Financial Management LLC, an affiliate of Ellington Management Group, L.L.C., will continue to manage the combined company.

“We are extremely excited about the opportunity to add a significant portfolio of strategic assets, including over $1 billion of highly creditworthy first-lien residential RPL and NPL investments at attractive prices, which complement our existing investment portfolio nicely and align with our expertise and existing management platform,” stated Laurence Penn, Ellington Financial’s Chief Executive Officer. “We believe that the benefits of this acquisition also include greater operating efficiencies, a larger market capitalization, and a closer relationship with Gregory Funding, Great Ajax’s highly respected affiliated mortgage servicer. We believe that this transaction will position us well to drive accretive earnings growth and provide strategic and financial benefits to our stockholders.”

1 Pursuant to the merger agreement, the exchange ratio could be adjusted for certain dilutive or accretive share issuances by Great Ajax or Ellington Financial prior to closing. Additionally, pursuant to the merger agreement, Ellington Financial has agreed to pay holders of Great Ajax common stock contingent cash consideration depending upon certain potential repurchases of Great Ajax securities prior to closing on certain terms.

2 Based on 23.549 million shares of Great Ajax common stock outstanding as of June 30, 2023.

3 The expected ownership by Ellington Financial and Great Ajax stockholders of the combined company’s stock does not assume the completion of the previously announced, but not yet consummated, acquisition of Arlington Asset Investment Corp. by Ellington Financial (the “Ellington Financial/Arlington Merger”), which may occur prior to the closing of Ellington Financial’s acquisition of Great Ajax. Assuming the prior completion of the Ellington Financial/Arlington Merger, upon the closing of the transaction, Great Ajax stockholders are expected to own approximately 14% of the combined company’s stock. The completion of the Ellington Financial/Arlington Merger is subject to the approval by Arlington’s stockholders and other customary closing conditions.

“We are pleased to combine our investment portfolios and create a company that we believe will be well positioned for growth and value creation,” said Lawrence Mendelsohn, Great Ajax’s Chairman and Chief Executive Officer. “We look forward to working closely with the Ellington Financial team to complete the transaction and deliver value for our stockholders.”

Anticipated Benefits to Ellington Financial and Great Ajax Stockholders from the Acquisition:

•	Synergistic Expansion of Existing Business Lines: Great Ajax’s investment portfolio includes over $1 billion of first-lien residential re-performing loans (“RPLs”) and non-performing loans (“NPLs”), most of which are financed through term, non-mark-to-market, non-recourse securitizations, which would significantly expand Ellington Financial’s current RPL/NPL strategy. Combining Ellington Financial’s hedging, trading, and structuring capabilities with Great Ajax’s whole loan asset management resolution expertise is expected to create a unique platform that will optimize Great Ajax’s portfolio and deliver greater returns to stockholders.
•	Strategically Compelling: Great Ajax’s strategic equity investment in Gregory Funding LLC, its affiliated servicer, is expected to unlock multiple synergies and operating efficiencies across Ellington Financial’s investment portfolio.
•	Significant Increase to Scale: Estimated pro forma market capitalization in excess of $1 billion, which is expected to enhance liquidity for both Ellington Financial and Great Ajax shareholders. Anticipated increase in operating expense efficiencies resulting from fixed expenses spread over a larger equity base.
•	Strong Financial Rationale: Ellington Financial expects to rotate out of selected lower-yielding Great Ajax assets and redeploy capital in higher-yielding strategies. The transaction is expected to be accretive to earnings within one year of closing.
•	Enhanced Portfolio Diversification: Great Ajax’s NPL investment portfolio would enhance Ellington Financial’s portfolio diversification with assets that complement Ellington Financial’s existing investment strategy and align with Ellington’s expertise.

Additional information on the transaction and the anticipated effects on Ellington Financial can be found in Ellington Financial’s investor deck relating to the transaction posted on Ellington Financial’s website. The investor deck is also being furnished by Ellington Financial in a Current Report on Form 8-K being filed by Ellington Financial with the Securities and Exchange Commission (the “SEC”) on the date hereof.

Management, Governance and Corporate Headquarters

Upon completion of the transaction, Ellington Financial’s Chief Executive Officer and President, Laurence Penn, will continue to lead the combined company, and Ellington Financial executives Michael Vranos, Mark Tecotzky, and JR Herlihy will remain in their current roles. The combined company will remain headquartered in Old Greenwich, Connecticut.

Timing and Approvals

The transaction has been unanimously approved by the Boards of Directors of Ellington Financial and Great Ajax. The Board of Directors of Great Ajax formed a Special Committee comprised of independent directors (the “Special Committee”) to review the transaction and make a recommendation to the Board of Directors of Great Ajax. The transaction was unanimously recommended by the Special Committee. The transaction is expected to close by the end of 2023, subject to approval by Great Ajax’s stockholders and other closing conditions set forth in the merger agreement.

Advisors

Keefe, Bruyette & Woods, A Stifel Company is acting as exclusive financial advisor and Vinson & Elkins is acting as legal advisor to Ellington Financial. Piper Sandler & Co. is acting as exclusive financial advisor and Mayer Brown LLP is acting as legal advisor to Great Ajax. BTIG, LLC is acting as exclusive financial advisor to the Special Committee and Sheppard Mullin LLP is acting as legal advisor to the Special Committee.

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the proposed merger, Ellington Financial intends to file a registration statement on Form S-4 with the SEC that includes a Great Ajax proxy statement and an Ellington Financial prospectus. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other documents that will be made available to the stockholders of Great Ajax. In connection with the proposed merger, Ellington Financial and Great Ajax also plan to file relevant materials with the SEC. GREAT AJAX STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE RELEVANT PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to Great Ajax’s stockholders. Investors may obtain a copy of the proxy statement/prospectus (when it becomes available) and other relevant documents filed by Ellington Financial and Great Ajax free of charge at the SEC’s website, www.sec.gov. Copies of the documents filed by Ellington Financial with the SEC will be available free of charge on Ellington Financial’s website at http://www.ellingtonfinancial.com or by contacting Ellington Financial’s Investor Relations at (203) 409-3575. Copies of the documents filed by Great Ajax with the SEC will be available free of charge on Great Ajax’s website at www.greatajax.com or by contacting Great Ajax at (503) 505-5670.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER

Ellington Financial and Great Ajax and their respective directors and executive officers and certain other affiliates of Ellington Financial and Great Ajax may be deemed to be participants in the solicitation of proxies from Great Ajax stockholders in connection with the proposed merger.

Information about the directors and executive officers of Great Ajax is available in the proxy statement for its 2023 annual meeting of stockholders filed with the SEC on April 21, 2023. Information about the directors and executive officers of Ellington Financial is available in the proxy statement for its 2023 annual meeting of stockholders filed with the SEC on April 6, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed merger when they become available. Great Ajax stockholders should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from Ellington Financial or Great Ajax using the sources indicated above.

NO OFFER OR SOLICITATION

This communication and the information contained herein does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed merger.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and can be identified by words such as “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “continue,” “intend,” “should,” “would,” “could,” “goal,” “objective,” “will,” “may,” “seek” or similar expressions or their negative forms. Such forward-looking statements may include or relate to statements about the proposed merger, including its financial and operational impact; the benefits of the proposed merger; the scale, market presence, portfolio diversification, liquidity or earnings of the combined company; enhanced access to securitization markets; anticipated synergies regarding Great Ajax’s equity investments in its affiliated servicer, Gregory Funding LLC; the relationship with Gregory Funding LLC; anticipated creditworthiness of acquired assets; alignment of acquired assets with existing management platform; anticipated operating efficiencies; anticipated market capitalization; beliefs about strategic and financial benefits; expected enhancements to liquidity; anticipated operating expense efficiencies; implementation of hedging, trading, and structuring capabilities and their impact on the portfolio and returns to stockholders; capital rotation out of certain assets and redeployment into other strategies; expected accretion to earnings and the timing of the expected accretion; investment opportunities and returns of the combined company; future growth; portfolio optimization; delivery of greater returns; the timing of future events; and other statements of management’s beliefs, intentions or goals. These statements are based on Ellington Financial’s and Great Ajax’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Ellington Financial and Great Ajax can give no assurance that their expectations will be attained. Factors that could cause actual results to differ materially from Ellington Financial’s or Great Ajax’s expectations include, but are not limited to, the risk that the proposed merger or any other proposed strategic transaction will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or the definitive agreement for any other proposed strategic transaction; the failure to satisfy the conditions to the consummation of the proposed merger or any other proposed strategic transaction, including any necessary stockholder approvals; risks related to the disruption of management’s attention from ongoing business operations due to the proposed merger or any other proposed strategic transaction; the effect of the announcement of the proposed merger or any other proposed strategic transaction on the operating results and businesses generally of Ellington Financial, Great Ajax or any other party to a proposed strategic transaction with Ellington Financial; the outcome of any legal proceedings relating to the proposed merger or any other proposed strategic transaction; the ability to successfully integrate the businesses following the proposed merger or any other proposed strategic transaction; changes in interest rates or the market value of the investments of Ellington Financial, Great Ajax or any other party to a proposed strategic transaction with Ellington Financial; market volatility; changes in mortgage default rates and prepayment rates; the availability and terms of financing; changes in government regulations affecting the business of Ellington Financial, Great Ajax or any other party to a proposed strategic transaction with Ellington Financial; the ability of Ellington Financial and Great Ajax to maintain their exclusion from registration under the Investment Company Act of 1940; the ability of Ellington Financial and Great Ajax to maintain their qualification as a REIT; changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations; and other factors, including those set forth in the section entitled “Risk Factors” in Ellington Financial’s most recent Annual Report on Form 10-K and Great Ajax’s most recent Annual Report on Form 10-K and Ellington Financial’s and Great Ajax’s Quarterly Reports on Form 10-Q filed with the SEC, and other reports filed by Ellington Financial and Great Ajax with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Forward-looking statements are not guarantees of performance or results and speak only as of the date such statements are made. Except as required by law, neither Ellington Financial nor Great Ajax undertakes any obligation to update or revise any forward-looking statement in this communication, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise.

About Ellington Financial

Ellington Financial invests in a diverse array of financial assets, including residential and commercial mortgage loans, reverse mortgage loans, residential and commercial mortgage-backed securities, consumer loans and asset-backed securities backed by consumer loans, collateralized loan obligations, non-mortgage and mortgage-related derivatives, debt and equity investments in loan origination companies, and other strategic investments. Ellington Financial is externally managed and advised by Ellington Financial Management LLC, an affiliate of Ellington Management Group, LLC.

About Great Ajax Asset Investment Corp.

Great Ajax Corp. (NYSE: AJX) is a REIT that focuses primarily on acquiring, investing in and managing RPLs and NPLs secured by single-family residences and commercial properties. In addition to its continued focus on RPLs and NPLs, it also originates and acquires small balance commercial mortgage (“SBC”) loans secured by multi-family retail/residential and mixed use properties. Great Ajax is externally managed by Thetis Asset Management LLC, an affiliated entity. Great Ajax’s mortgage loans and other real estate assets are serviced by Gregory Funding LLC, an affiliated entity.

Contact

Ellington Financial Inc.

Investor Relations

(203) 409-3575

info@ellingtonfinancial.com

Great Ajax Corp.

Mary Doyle

Chief Financial Officer

mary.doyle@great-ajax.com

503-444-4224